Exhibit 10.46




                         AMENDMENT NO. 4

    AMENDMENT NO. 4 dated as of January 22, 1999 to the AMENDED
AND RESTATED CREDIT AGREEMENT dated as of April 21, 1995 among
THE PEP BOYS - MANNY, MOE & JACK, the Banks signatory thereto and
THE CHASE MANHATTAN BANK, as Agent.

                      W I T N E S S E T H:

    WHEREAS, the Company, the Banks and the Agent are parties to the Amended and Restated Credit Agreement referred to above (as heretofore amended, the "Credit Agreement") pursuant to which the Banks have agreed to extend credit to the Company as provided therein;

    WHEREAS, the Company intends to repurchase up to $200,000,000 of its outstanding common stock;

    WHEREAS, in connection with the aforesaid stock repurchase, the Company has requested the Banks and the Agent to amend the Credit Agreement as herein after set forth;

    WHEREAS, the Majority Banks and the Agent are agreeable to such amendment on the terms and conditions set forth below;

    NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein it is hereby agreed as follows:

1.  Definitions.

    All terms defined in the Credit Agreement shall be used herein as defined in the Credit Agreement unless otherwise defined herein or the context otherwise requires.





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2.  Amendments to the Agreement.

    (a) Section 9.07 of the Credit Agreement is hereby further amended by restating it in its entirety to read as follows:

           "9.07 Leverage Ratio. The company will not at any time permit the Leverage Ratio to exceed
       (a) 2.35 to 1.0, for the period from January 30, 1999 through January 29, 2000; (b) 2.20 to 1.0, for the period from January 30, 2000 through February 3, 2001; (c) 2.0 to 1.0 for the period from February 4, 2001 to February 2, 2002 and
       (d) 1.60 to 1.0, at any time thereafter.

    (b)  Section 9.10 of the Agreement is hereby
amended by restating it in its entirety to read as follows:

                                  "9.10  NOP/Interest
       Charges Ratio. The Company will not at any time permit the NOP/Interest Charges Ratio to be less than: (a) 1.65 to 1.0, for the period from January 30, 1999 through April 30, 1999;
       (b) 1.75 to 1.0, for the period from May 1, 1999 through October 29, 1999; (c) 2.0 to 1.0, for the period from October 30, 1999 through January 28, 2000; and (d) 2.50 to 1.0, at any time thereafter."





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    (c)  The Pricing Schedule is hereby amended in its
entirety to read as follows:

                        "PRICING SCHEDULE

Each of the 'Applicable Margin,' 'Commitment Fee Rate' and 'Facility Fee Rate' means, for any day, the per annum rates set forth below in the column under such term and in the row corresponding to the 'Debt to Capital Ratio' that exists on such day; provided that until the Company maintains the NOP/Interest Charges Ratio at 2.25 to 1.0 or greater, the 'Applicable Margin,' 'Commitment Fee Rate,' and 'Facility Fee Rate' shall be no less than the per annum rate set forth below in the column under such term and in the row corresponding to the 'Debt to Capital Ratio' in the range of 0.45 to < or = 0.50; provided further that, if the Company's long term debt rating from either Standard & Poor's or Moody's Investors Service, Inc. falls below investment grade, the Applicable Margin for each of the tiers set forth below shall be increased by an additional 0.25% until the Company's ratings from both Standard & Poor's or Moody's Investors Service, Inc. are investment grade. The aforesaid increase in the percentages set forth below shall be effective as of the date on which it is first announced by the applicable rating agency that the Company's rating has fallen below investment grade.


 Debt to               Applicable     Commitment       Facility
 Capital               Margin for     Fee Rate         Fee Rate
 Ratio                 Eurodollar
                       Loans

  <0.40                    0.425%         0.025%           0.20 %

  >0.40 but < or = 0.45    0.50%          0.05%            0.25%

  0.45 but  < or = 0.50    0.70%          0.05%            0.30%

  0.50 but < or =  0.55    0.90%          0.05%            0.35%

  > 0.55                   1.10%          0.05%            0.40%



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3.  Representations and Warranties.

    In order to induce the Majority Banks and the Agent to make this Amendment, the Company hereby represents that:

    (a) the execution and delivery of this Amendment and the performance of the Company thereunder and under the Credit Agreement as amended hereby (i) have been duly authorized by all necessary corporate action, will not violate any provision of law, or the Company's charter or by-laws, or result in the breach of or constitute a default, or require a consent, under any indenture or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or their respective property may be bound or affected, and (ii) each of this Amendment and the Credit Agreement as amended hereby constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms;

    (b) the representations and warranties in Section 8 of the Credit Agreement are true and correct as of the Closing Date
(hereinafter defined) as if they were being made on such date;
and

    (c) no Event of Default or event which with notice or lapse of time, or both, would constitute an Event of Default, has occurred and is continuing on the Closing Date.

4.  Conditions of Effectiveness.

    This Amendment shall be effective (as of the date hereof) on the date when all of the following conditions shall have been met, and such date shall be the "Closing Date":

    (a) Counterparts of this Amendment shall have been executed by the Company, the Banks and the Agent;

    (b) The Agent shall have received a certificate dated the Closing Date specifying the names and titles and including specimen signatures of the officers authorized to sign this Amendment;

    (c) The Company shall have repurchased more than $50,000,000 of its outstanding common stock; and




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    (d)  The Company shall have paid to the Agent, for the
account of each Bank that has executed and delivered a counterpart of this Amendment on or prior to January 22, 1999 (or advised the Agent in a manner satisfactory to it that such Bank has executed this Amendment on or prior to January 22, 1999), an amendment fee equal to 0.20% of the amount of such Bank's Commitment. The amendment fee shall be payable in two equal installments, the first installment shall be payable on the date on which the Company signs this Amendment and the second installment shall be payable on the date on which the Company shall have repurchased more than $50,000,000 of its outstanding common stock.

5.  Miscellaneous.

    (a) Except as specifically amended hereby, all the provisions of the Credit Agreement shall remain unamended and in full force and effect, and the term "Credit Agreement", and words of like import shall be deemed to refer to the Credit Agreement as amended by this Amendment unless otherwise provided herein or the context otherwise requires. Nothing herein shall affect the obligations of the Company under the Credit Agreement with respect to any period prior to the effective date hereof.

    (b) This Amendment shall be governed by and construed and interpreted in accordance with the laws of the State of New York.




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    IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed by their duly authorized officers as of the day and year first above written.

                         THE PEP BOYS - MANNY, MOE & JACK

                         By
                              Title:


                         THE CHASE MANHATTAN BANK,
                         as Agent and a Bank

                         By
                               Title:


                         THE PEP BOYS - MANNY, MOE & JACK
                         OF CALIFORNIA, as a Guarantor

                         By_____________________________________
                               Title:


                         PBY CORPORATION, as a Guarantor

                         By_____________________________________
                               Title:


                         THE PEP BOYS - MANNY, MOE & JACK
                         OF DELAWARE, INC., as a Guarantor

                         By__________________________________
                               Title:


                         THE PEP BOYS - MANNY, MOE & JACK
                         OF PUERTO RICO, INC., as a Guarantor

                         By___________________________________
                               Title:





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                         CARRUS SUPPLY CORPORATION,
                         as a Guarantor

                         By_________________________________
                               Title:


                         BANK OF AMERICA NT&SA

                         By_____________________________________
                               Title:


                         SUN TRUST BANKS INC..

                         By_____________________________________
                                Title:


                         FIRST UNION NATIONAL BANK

                         By_____________________________________
                               Title:


                         PNC BANK.

                         By_____________________________________
                               Title:


                         FLEET BANK

                         By_____________________________________
                               Title:


                         UNION BANK of CA

                         By_____________________________________
                         Title:


                         CREDIT SUISSE FIRST BOSTON

                         By__________________________________
                               Title:



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